UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2004

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27459	77-0493142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 7, 2004, Digital Insight Corporation (the “Company”) announced that Elizabeth S.C.S. Murray, the Company’s Executive Vice President and Chief Financial Officer, has notified the Company that she intends to resign to pursue other career opportunities. The Company and Ms. Murray have not set a date for her departure; Ms. Murray has agreed to continue in a transitional role until a successor is appointed. A search for a new chief financial officer is under way. A copy of the Company’s press release containing this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2004	DIGITAL INSIGHT CORPORATION

	By:	/s/ Jeffrey Stiefler
Jeffrey Stiefler
Chairman, President and
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated September 7, 2004.

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